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                                                                  EXHIBIT 10.19

                           CARRIER SERVICES AGREEMENT
                                  (MULTIMEDIA)

                                                         AGREEMENT NO.98R0613.00


This Carrier Services Agreement (this "Agreement") is made this 29th day of June, 1998, by and between Williams Communications, Inc. d/b/a Williams Network Services, a Delaware corporation ("Seller"), with its principal place of business at One Williams Center, 26th Floor, Tulsa, Oklahoma 74172 and Universal Access, Inc., an Illinois corporation ("Customer"), with its principal place of business at 1021 Adams Street, Suite 101, Chicago, Illinois 60607, for the provision of multimedia telecommunications services, set forth in this Agreement.

1.0.     SCHEDULES.

The Schedules attached to this Agreement and made a part hereof are:

Schedule A - Williams Network Services Asynchronous Transfer Mode Service
Schedule including Pricing and Specifications

Schedule B - Williams Network Services Private Line Service Schedule including Pricing and Specifications

Schedule C - List of Seller's On-Net Cities

2.0.     DESCRIPTION OF SERVICES AND PRICING.

Customer may order from Seller multimedia transmission services ("Services"), the terms and conditions of which and the charges for which are set forth in Seller's currently prevailing Multimedia Transmission Service Schedule relating to such Services (the "Service Schedule"). Current Service Schedules are attached to this Agreement, labeled as consecutive Schedules and incorporated herein by this reference. Seller offers such Services, as defined in the applicable Service Schedule, upon the terms and conditions set forth in the Service Schedule, this Agreement, and any applicable tariff (the "Tariff") filed by Seller with the Federal Communications Commission. The terms and conditions of this Agreement (including the Schedules) are subject to change in accordance with and to the extent of any changes made in such Tariff, if applicable, or as such changes are generally applicable to Seller's other customers ordering similar services, provided, however in no event shall the cost of On-Net IXC Services be increased from current levels for the remainder of the term of this Agreement. All Services and "Ancillary Services," as defined in Section 5.3, are subject to availability.

3.0      EFFECTIVE DATE AND TERM

3.1 This Agreement shall become effective on the date on which Seller signs the Agreement ("Effective Date").

3.2 The duration of this Agreement shall continue for a term of [***] years (the "Initial Term") from the date by which Customer must meet its Revenue Commitment (as defined below). This Agreement shall thereafter automatically renew for successive five-year periods (each, a "Renewal Term") unless canceled by either party by giving written notice of such cancellation not less than sixty (60) days before the end of the Initial Term or any Renewal Term. Unless Customer is in Default, any Service being provided at the time of termination shall continue until the natural end of such Service as specified in the applicable Service Schedule upon the terms and conditions of this Agreement; provided that Customer may not order any new Service without first renewing this



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Agreement. The charges for Services and Ancillary Services during any such extension shall be the then current Seller charges provided, however in no event shall the cost of On-Net IXC Services be increased from current levels for the remainder of the term of this Agreement. To the extent Seller (a) files a Tariff incorporating a reduction in the price applicable to any Service or Ancillary Service being provided to Customer under this Agreement or any Service Schedule, or (b) reduces its standard list price for any Service or Ancillary Service for such Service being provided to Customer under this Agreement or any Service Schedule, then Seller shall reduce the prices charged to Customer proportionately with respect to any such Service or Ancillary Service as of the date of filing of such Tariff or reduction of such standard list price, as the case may be (i.e. a retail price reduction of 10% would constitute a 10% price reduction on existing rates for Customer on the services effected.)

3.3 Commencing [***] months after the calendar month including the Effective Date, Customer shall be obligated to have signed orders for on-network Services in the amount of [***] dollars [***] in total aggregate monthly billings (the "Revenue Commitment"). For the first [***] months, Customer will receive the discounted rate associated with the [***] revenue level. If, after the [***] month, Customer reaches [***]in monthly revenues, it will receive the discounted rate associated with the [***] revenue level. If Customer reaches [***] in monthly revenues by month [***], it will receive the discounted rate associated with the [***]revenue level. If Customer reaches [***] in monthly revenues by month [***] or at the month thereafter, Customer will receive the discounted rate associated with the [***] and over revenue level. If any of the above revenue levels are achieved, Customer will be billed at the discounted rate associated with the revenue level they have achieved. All charges for Services in this Agreement shall be determined in accordance with the pricing set forth in the Service Schedules attached hereto or on Customer's Service Orders, as applicable, inclusive of any discounts applicable to Customer, but exclusive of any credits to which Customer may be entitled, late payment penalties, taxes and other government-imposed surcharges. Customer's purchases of Services shall also not include payments made by Customer to Seller to reimburse Seller for third party costs paid to unaffiliated entities, including, but not limited to, local access charges, taxes, installation charges, off-network charges, one-time fees and other similar costs. To the extent that, in any month during the Initial Term hereof, Customer fails to have signed orders or a total aggregate billing of applicable Services from Seller greater than or equal to the Revenue Commitment amount, Williams shall invoice Customer on Customer's next invoice, an amount equal to the difference between the Revenue Commitment amount and the amount of Services actually purchased or committed to by order by Customer. For purposes of this entire agreement, "on-network" means interexchange service provided by Seller on facilities owned by Seller and bounded by Seller points of presence or services that are ordered and scheduled to be Seller owned facilities within a one year period from the date of order. (i.e. Customer will receive On-Net pricing at the time of the order provided that the Seller has indicated that the route will be On-Net within 12 months of the order.) At the time that the Off-Net circuit is available for On-net use, Customer agrees to convert circuit to On-net facilities at the first mutually acceptable date and time.

4.0      SERVICE ORDERS.

Services requested by Customer hereunder shall be requested on Seller's Service Order forms in effect from time to time or on Customer's forms accepted in writing by Seller ("Service Orders"). Each Service Order shall reference this Agreement and its respective Agreement number. Seller reserves the right not to accept a Service Order under this Agreement at any time.

When a Service Order is placed, the Customer will indicate a requested start date (A Requested Start Date). Seller will make reasonable efforts to meet the Requested Start Date. In the event that a Requested Start Date is altered, the actual Start Date will be changed to reflect the number of days of delay or advance, as appropriate.

This Agreement shall apply to all Services and Ancillary Services provided by Seller to the Customer whether

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pursuant to a Service Order or otherwise.

Any conflicting, different or additional terms and conditions contained in Customer's acknowledgment or Service Order or elsewhere are objected to by Seller and shall not constitute part of this Agreement. No action by Seller (including, without limitation, provision of Services or Ancillary Services to Customer pursuant to such Service Order) shall be construed as binding or estopping Seller with respect to such term or condition, unless the Service Order containing said specific term or condition has been signed by an authorized headquarters representative of Seller.

Seller shall make reasonable efforts to provide Services within its standard service implementation interval or on Customer's requested Start Date. Services shall begin on the date Seller issues notice that service is available (the "Start of Service Notice or (SOSN), indicating the service has been tested by Seller in accordance with Seller's standard specifications and that the service meets or exceeds those specifications.

[***]

5.0.     LOCAL ACCESS AND ANCILLARY SERVICES.


[***].

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the Commission. Confidential treatment has been requested with respect to the omitted portions.


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[***]

6.0.     CHANGES IN SERVICE PARAMETERS.

6.1. Cancellation of Services. Customer may cancel any Service or Ancillary Service provided hereunder by providing written notification to Seller thereof ninety 90) days in advance of the effective date of cancellation. In the event of such cancellation, Customer shall not be required to pay to Seller a cancellation charge as long as the circuit has been in service for at least twelve (12) months, Customer's Revenue Commitment is still being met the cancellation, and as long as Customer pays to Seller all termination liability and one-time charges for local access or off-net, third party provided facilities that are impacted by the cancellation. Customer shall also not be required to pay to Seller a cancellation charge (except as set forth in Section
6.2 below) if Customer exercises the portability option defined in Section 6.2. In the event the cancellation of the Service or Ancillary Service causes Customer's monthly purchase of Services to fall below the Revenue Commitment amount, Customer agrees to pay, the monthly difference between the Committed Revenue amount and the amount actually billed until such time as Customer's orders or billings exceed this Committed Revenue amount, and (ii) any non-recurring payments not yet paid together with any termination liability associated with Local Access. Customer agrees that the actual damages in the event of such cancellation would be difficult or impossible to ascertain, and that the cancellation charge in this Section 6.1 is intended, therefore, to establish liquidated damages and is not intended as a penalty. Notwithstanding the foregoing, and upon thirty (30) day's prior written notice to the other party, either Customer or Seller shall have the right, without cancellation charge or other liability to the other party, to cancel the affected portion of any Service or Ancillary Service, if Seller is prohibited by governmental authority from furnishing or Customer is prohibited from using such portion, or if any material rate or term contained herein and relevant to the affected portion of any Service or Ancillary Service is substantially changed by order of the highest court of competent jurisdiction to adjudicate the matter, the Federal Communications Commission, or other local, state or federal government authority.

6.2      Portability. [***]

6.3      Service Migration. [***]

7.0.     PAYMENT TERMS.

7.1. Due Date and Invoice. All amounts stated on each monthly invoice are due and payable thirty (30) days from the date of the invoice ("Due Date") subject to postponement of disputed charges until resolution thereof as set forth

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below. Customer agrees to remit payment to Seller at the remittance address. In the event Customer fails to make full payment to the proper address by the Due Date, Customer shall also pay a late fee in the amount of the lesser of one and one-half percent (1 1/2) of the unpaid balance per month or the maximum lawful rate under applicable state law which shall accrue from the Due Date. Customer acknowledges and understands that all charges are computed exclusive of any applicable federal, state or local use, excise, valued added, gross receipts, sales and privilege taxes, duties, fees or similar liabilities (other than general income or property taxes imposed on Seller), whether charged to or against Seller, its suppliers or affiliates or Customer associated with the Service or Ancillary Service provided to Customer ("Additional Charges"). Such Additional Charges shall be paid by Customer in addition to all other charges provided for herein.

Payment for all prorated monthly recurring charges (charges for monthly Service or Ancillary Service provided for less than a calendar month), installation and other non-recurring charges shall be billed following the receipt of any such Services or Ancillary Service. Payment for all monthly recurring charges for full months during which Service or Ancillary Service are to be provided shall be due in advance.

If Customer in good faith disputes any portion of an invoice it must pay the undisputed amount of the invoice on or before its Due Date and provide written notice to Seller of the billing dispute within sixty (60) days thereafter. Such notice must include documentation substantiating the dispute. Customer's failure to notify Seller, of a dispute shall be deemed to be Customer's acceptance of such charges. The parties will make a good faith effort to resolve billing disputes as expeditiously as possible. If a dispute is resolved in favor of Customer, Customer shall receive a credit on their next bill for the amount determined to be due, if not, the additional sum due shall be payable no later than 30 days following a dermination that it is due.

7.2. Suspension of Service. In the event payment in full is not received from Customer on or before sixty (60) days following the Due Date, Seller shall have the right, after giving Customer ten (10) days notice, to suspend all or any portion of the Services or Ancillary Service to Customer. If only a portion of the Services or Ancillary Service are suspended and Customer does not cure within ten days of delivery of notice of such partial suspension of Service, Seller may suspend all or any additional portion of the Services or Ancillary Service to Customer. Seller may continue suspension until such time as Customer has paid in full all charges then due, including any late fees as specified herein. Following such payment, Seller shall be required to reinstitute Service or Ancillary Service to Customer only on the provision by Customer of satisfactory assurance, in Seller's sole discretion which shall not be unreasonably exercised of Customer's ability to pay for Service or Ancillary Service. If Customer fails to provide such satisfactory assurance by a date determined by and acceptable to Seller, Customer shall be deemed to have canceled the Services or Ancillary Service provided under this Agreement effective on the date of such suspension and shall remain liable for all cancellation charges as set forth in Section 6.1. Further, if at any time there is a material adverse change in Customer's creditworthiness or a material change in Customer's financial position, then in addition to any other remedies available to Seller, Seller may elect, in its sole discretion, to exercise one or more of the following remedies: (i) cause the start of the Service or Ancillary Service described in a previously executed Service Order to be withheld; (ii) cease providing Service pursuant to a notice of suspension; (iii) decline to accept a Service Order or other requests from Customer to provide Service or Ancillary Service which Seller may otherwise be obligated to accept; and/or (iv) condition its provision of Service or Ancillary Service or acceptance of a Service Order on Customer's assurance of payment which shall be a deposit or such other means to establish reasonable assurance of payment. An adverse material change in Customer's creditworthiness shall include, but not be limited to: (a) Customer's default of its financial obligations to Seller under this or any other agreement with Seller; which default remains uncured. (b) failure of Customer to make full payment of charges due hereunder on or before the Due Date on three (3) or more occasions during any period of twelve (12) or fewer months or Customer's failure to make such payment on or before the Due Date in any two (2) consecutive months; (c) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is insolvent, which is subject to bankruptcy or insolvency proceedings, which owes past due amounts to Seller or any entity affiliated with Seller or which is a materially greater credit risk than Customer; or, (d)


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Customer having filed for bankruptcy or insolvency proceedings or an involuntary petition for Bankruptcy has been filed against Customer which has not been deismissed within 60 days of the initial filing date. An adverse material change in Customer's financial position shall include, but not be limited to: (a) a decrease in net worth or working capital of five percent (5%) or greater; or,
(b) negative net worth or working capital. If Customer's financial statements are not public information, Customer shall be required to provide financial statements upon the request of Seller and Seller agrees hereby to hold such financial statements in strict confidence subject only to the right to use such financial statements for the purposes of this Agreement.

7.3. Taxes. If any sales taxes, valued added taxes or similar charges or impositions are asserted against Seller after, or as a result of, Customer's use of Services or Ancillary Service by any local, state, national, international, public or quasi-public governmental entity or foreign government or its political subdivision, including without limitation, any tax or charge levied to support the Universal Service Fund contemplated by the Telecommunications Act of 1996, Customer shall be solely responsible for such taxes, charges or impositions. Customer agrees to pay any such taxes, charges or impositions and hold Seller harmless from any liability or expense associated with such taxes, charges or impositions.

7.4      Adjustments. Seller may make billing adjustments for a period of two
(2) years after the Due Date of an invoice, or two (2) years after the date a service is rendered, whichever is later.

8.0.     GENERAL AGREEMENT.

8.1. Warranty and Disclaimer of Warranty. Seller warrants that Services or Ancillary Service shall be provided to Customer in accordance with the technical parameters set forth in the applicable Service Schedule. Seller shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Services or Ancillary Service and restore such Services or Ancillary Service to comply with the terms hereof. THE FOREGOING WARRANTY AND THE OUTAGE CREDITS REMEDY PROVIDED TO CUSTOMER AS SET FORTH IN THE APPLICABLE SERVICE SCHEDULE FOR THE FAILURE TO COMPLY WITH THIS WARRANTY ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES OR REMEDIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.2. Limitation of Liability. IN THE EVENT OF ANY BREACH OF THIS AGREEMENT OR ANY FAILURE OF THE SERVICES OR THE ANCILLARY SERVICES, WHATSOEVER, NO PROVIDER (AS DEFINED IN SECTION 8.3) SHALL BE LIABLE FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, ACTUAL, INCIDENTAL, PUNITIVE OR ANY OTHER DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER.

NEITHER CUSTOMER NOR ANY PROVIDER SHALL BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL, PUNITIVE OR ANY OTHER SIMILAR DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THIS AGREEMENT OR FOR THE LOSS OR FAILURE OF THE SERVICES OR THE ANCILLARY SERVICES.

8.3. Customer Content and Indemnity. Customer shall make all arrangements with copyright holders, music licensing organizations, performers' representatives or other parties for necessary authorizations, clearances or consents with respect to transmission contents ("Consents"). Customer shall indemnify and hold harmless Seller and any third party or affiliated provider, operator or maintenance/repair contractor of facilities employed in connection with the provision of Services or Ancillary Service (all of which shall be
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against and from any court, administrative or agency action, suit or similar proceeding, whether civil or criminal, private or public, brought against Providers arising out of or related to the contents transmitted hereunder (over Seller's network or otherwise) including, but not limited to, claims, actual or alleged, relating to any violation of copyright law, export control laws, failure to procure Consents, failure to meet governmental or other technical broadcast standards, or that such transmission contents are libelous, slanderous, an invasion of privacy, pornographic, or otherwise unauthorized or illegal. Seller may terminate or restrict any transmissions over the network if, in its judgment, (a) such actions are reasonably appropriate to avoid violation of applicable law; or (b) there is a reasonable risk that criminal, civil or administrative proceedings or investigations based upon the transmission contents shall be instituted against Providers. Customer agrees not to use Services or Ancillary Service for any unlawful purpose, including without limitation any use which constitutes or may constitute a violation of any local, state or federal obscenity law.

8.4. a) Customer and Seller shall, indemnify and hold harmless the other against and from any and all claims for physical property damage, physical personal injury or wrongful death to the extent that such arises out of the negligence or willful misconduct of the respective indemnifying party, its employees, agents, or contractors in connection with the provision of Services, Ancillary Services or other performance.

         b) With respect to third parties that use Services or Ancillary Service through Customer, Customer shall, indemnify and hold harmless Providers against any claims by such third parties for damages arising or resulting from any defect in or failure to provide Services or Ancillary Service.

         c) Customer shall, indemnify and hold harmless Providers for any breach of Customer's obligations under Section 8.3.

         d) The indemnifying party agrees to defend the other against the claims as set forth above and to pay all reasonable litigation costs, attorneys' fees, court costs, settlement payments, and any damages awarded or resulting from any such claims. The indemnified party shall promptly notify the indemnifying party in writing of any such claims and tender the defense thereto.

8.5. Force Majeure. If either party's performance of this Agreement or any obligation (other than the obligation to make payments) hereunder is prevented, restricted or interfered with by causes beyond its reasonable control including, but not limited to, acts of God, fire, explosion, vandalism, cable cut, power outage, storm or other similar occurrence including rain fade or other atmospheric conditions, any law, order, regulation, direction, action or request of the United States Government or state or local governments, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more said governments, or of any civil or military authority, or by national emergencies, insurrections, riots, wars, acts of terrorism, strikes, lockouts or work stoppages or other labor difficulties, supplier failures, shortages, breaches or delays, then the affected party shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction or interference. The affected party shall use commercially reasonable efforts under the circumstances to avoid and remove such causes of non-performance and shall proceed to perform with reasonable dispatch whenever such causes cease.

8.6. Events of Default. If the quality of transmission provided under such Service or Ancillary Service falls below the level of quality set forth in the technical parameters applicable to such Service or Ancillary Service set forth in the applicable Schedule, then Customer may terminate that Service or Ancillary Service, provided that written notice is given to Seller setting forth the specifics of a default and provided that Seller is unable to cure such quality default within five (5) days after notice of the default is received by Seller.

Either party may terminate this Agreement if the other is in default of any material obligation contained herein, which default has not been cured within fifteen (15) days following the receipt of notice of such default setting



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forth the specifics of such default. Customer may terminate this Agreement if
Seller is unable to provide operational circuits for at least 90% of the circuits Customer has contracted for for at least 48 hours and such outage continues as of the date of serving notice of termination by Customer then Customer may immediately terminate this Agreement without penalty. Termination and receipt of any applicable refund are Customer's remedies in the event of any such Seller's default.

8.7. Use of Services. Seller's obligation to provide Services or Ancillary Service to Customer is subject to the following conditions: (a) Services or Ancillary Service shall not be used for any unlawful purpose, (b) Services may be used only for multimedia transmissions (i.e., video and radio transmission services and/or related applications including, but not limited to, graphic, visual, imaging, interactive and multimedia), and (c) at least ten percent (10%) of the transmissions shall be interstate transmissions. Customer represents that this Agreement, to the extent it is subject to FCC regulation, is an inter-carrier agreement not subject to the filing requirements of Section 211(a) of the Communications Act of 1934, as amended.

8.8. Proprietary Information. Customer understands and agrees that the terms and conditions of this Agreement and all documents referenced herein (including invoices to Customer for Services or Ancillary Service provided hereunder) are confidential as between Customer, Seller and its affiliates and shall not be disclosed by Customer to any party other than the directors, officers, and employees of Customer or agent's of Customer who have specifically agreed to nondisclosure of the terms and conditions hereof. Violation by Customer or its agents of the foregoing provision shall entitle Seller, at its option, to discontinue Services or Ancillary Service to Customer without further obligation or liability to Customer. Customer further agrees that any Customer generated press release, advertisement or publication regarding this Agreement, Services or Ancillary Service provided hereunder or in which Seller, or its affiliates are to be mentioned, will be submitted to Seller for its written approval prior to publication. Customer understands and agrees that Seller may disclose such information as may be required under applicable law including, without limitation, filing of tariffs.

8.9. Intrastate Interexchange Services. Customer may use any interexchange Service provided under this Agreement only if such interexchange Service is used for carrying interstate telecommunications (i.e., telecommunications subject to the jurisdiction of the Federal Communications Commission). Seller and its affiliates shall not be obligated to make available interexchange Service on a circuit with end points within a single state or service on a circuit which originates/terminates at points both of which are situated within a single state unless Customer represents in writing that such interexchange Service or circuits shall be used to carry interstate telecommunications. If it is determined at any time that such interexchange Service or circuit is subject to state regulation, the interexchange Service or circuit may be provided by Seller or its affiliates pursuant to applicable state laws, regulations and applicable tariffs, or Seller and its affiliates may discontinue provision of the affected interexchange Service or circuit.

8.10. Customer Responsibilities. Customer has sole responsibility for installation, testing and operation facilities, services and equipment ("Customer Facilities") other than those specifically provided by Seller as part the Service or Ancillary Service as described in a Service Order. In no event will the untimely installation or ?? operation of Customer Facilities relieve Customer of its obligation to pay charges for the Service or Ancillary Service after the start of Services as set forth in the Service Order.

9.0.     MISCELLANEOUS PROVISIONS.

9.1. Title to Equipment. This Agreement shall not, and shall not be deemed to, convey from Seller to Customer title of any kind to any of the transmission facilities, digital encoder/decoders, telephone lines, microwave facilities or other facilities utilized in connection with the Services or Ancillary Service. Any equipment provided by Customer must be itemized on a schedule listing all such Customer-provided equipment and appended to the Service Order to which use of that equipment relates ("Customer Equipment Inventory"). Seller shall not be



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obligated to provide any Services or Ancillary Service for Customer if Customer
will be providing any of its own equipment unless and until such equipment is itemized on the applicable Customer Equipment Inventory.

9.2. Notice. All notices to be sent to a party pursuant to this Agreement shall be in writing and deemed to be effective upon (i) personal delivery, (ii) three days after mailing certified mail return receipt requested, (iii) on the day when the notice has been telexed or telecopied if during business hours and followed by express mail priority next-day delivery, or (iv) in the case of invoices, upon the Due Date. In each case, the notice shall be sent to the person identified in this Section at the Full Business Addresses of the parties as they appear herein. The effective date for any notice under this Agreement shall be the date of delivery of such notice, not the date of mailing.

The Full Business Address for purposes of notice under this Section as well as telephone voice and facsimile numbers for reservation of services and troubleshooting shall be:

One Williams Center, 26th Floor
Tulsa, Oklahoma 74172
Telephone: (918) 588-5760
Fax: (918) 561-6578
Attention: Contract Administration



CUSTOMER:            Universal Access, Inc.
                     1021 Adams Street, Suite 101
                     Chicago, Illinois 60607
                     Telephone: (312)491-1700
                     Fax: (312) 421-9006
                     Attn: Robert J. Pommer

9.3. Merger/Integration. This Agreement (including the attached Schedules, as they may be modified from time to time) consists of all the terms and conditions contained herein and in documents incorporated herein specifically by reference. This Agreement constitutes the complete and exclusive statement of the understanding between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to Services or Ancillary Service provided hereunder.

9.4. Written Amendment. Customer agrees that any addition, deletion or modification to this Agreement shall not be binding on Seller except by written agreement executed by Seller and Customer.

9.5. No Venture. The provision of Services or Ancillary Service shall not create a partnership or joint venture between the parties.

9.6. Conflict of Law. In addition to the nonpayment of any sum due hereunder, Seller may immediately suspend Services or Ancillary Service in whole or part if Seller determines that such Services or Ancillary Service violate the Communications Act of 1934, as amended (including the Telecommunications Act of
1996), or that the imposition of any state or federal statute, or promulgation of any rule, regulation, or order of the Federal Communications Commission ("FCC") or other governing body makes Seller's performance commercially impracticable.

9.7. Assignment. Customer shall not assign or otherwise transfer (including without limitation, a transfer due to a "Change of Control") its rights or obligations under this Agreement without the prior written consent of Seller, which shall not be unreasonably withheld. Any such assignment or transfer of Customer's rights or obligations without such consent shall entitle Seller to terminate the Services or Ancillary Service provided hereunder at its



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option upon ten (10) days' prior written notice to Customer. A "Change in
Control" shall be deemed to be an assignment, merger, sale of a controlling interest or other transfer of a controlling ownership interest provided that if Customer engages in an initial (or any subsequent) public offering of its equity securities, none of such offering shall be deemed to constitute a "Change in Control" for the purposes of this Agreement. In the case of a merger, sale or change or transfer of controlling interest, Should Seller withhold assignment of contract, Customer has the right to terminate this agreement. In the event that Universal Access becomes insolvent, Seller agrees to consider a direct relationship with Universal Access's end customers prior to disconnection subject to normal credit and approval processes.

9.8. Choice of Law. This Agreement shall be governed by the laws of the State of Oklahoma without regard to choice of law principles. Customer hereby consents to the jurisdiction of the federal and state courts having a situs in Tulsa County, Oklahoma over any proceeding initiated with respect to the enforcement or interpretation of this Agreement.

9.9. Interpretation. No rule of construction requiring interpretation against the draftsman hereof shall apply in the interpretation of this Agreement.

9.10. No Third Party Beneficiary. The provisions of this Agreement are for the benefit only of the parties hereto, and no third party may seek to enforce or benefit from these provisions.

9.11. Attorneys' Fees. If a proceeding is brought for the enforcement of this Agreement or because of any alleged or actual dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other costs and expenses incurred in such action or proceeding in addition to any other relief to which such party may be entitled.

9.12. Severability. In the event any provision of this Agreement conflicts with any statute, rule or order of any governmental unit or regulatory body, or tariff then, if required by law, such statute, rule, order or tariff shall control.

9.13. No Waiver. The failure of either party to enforce any provision hereof in whole or in part, shall not constitute the permanent waiver of such provision.



UNIVERSAL ACCESS, INC.                      WILLIAMS COMMUNICATIONS, INC.

AN ILLINOIS CORPORATION.                    A DELAWARE CORPORATION

By: /s/ ROBERT J. POMMER                    By: /s/ GORDON C. MARTIN
Name: Robert J. Pommer                      Name: Gordon C. Martin
      ---------------------------                 ---------------------------


Title: Chief Operating Officer              Title: Vice President,
       --------------------------                  --------------------------
                                                   Sales, Marketing
                                                  ---------------------------

Date: 7/14/98                               Date: 7/21/98
      ---------------                             ---------------

Schedule A

              Williams Network Asynchronous Transfer Mode ServiceTM

                               SERVICES & PRICING

This Asynchronous Transfer Mode Service Schedule ("ATMSS") is made as of this __21st__ day of __May ______, 1998__, and is subject to that Carrier Services Agreement No. _____________ (the "CSA") by and between Williams Communications, Inc. d/b/a Williams Network Services, a Delaware corporation ("Williams"), and Universal Access, Inc., an __ Illinois______________ corporation ("Customer").

1. DESCRIPTION: Williams Network Asynchronous. Transfer Mode (ATM) is multi-service technology that provides integration of disparate networks onto a single communications infrastructure. ATM technology takes voice, data and video packets and divides them into equally sized, 53-byte cells and transmits them over the Williams Network ATM network. Williams Network ATM service is designed for two (2) primary applications. These applications include ATM transport and backbone connectivity. ATM transport provides multimedia aggregation and video transmission. Multimedia transmission is suited for transporting voice, data and video while video transmission is best designed for point-to-point video services. Backbone connectivity provides for the interconnection of local area networks (LANs) as well as interconnection of existing Network Access Points (NAPs) or private peering backbones.

2. RATES & CHARGES: Williams Network ATM service has three basic rate elements; Access, Port Connections, and either Committed Bit Rate
         (CBR), or Variable Bit Rate (VBR) Permanent Virtual Circuits (PVCs) and Virtual Paths (VPs).


         2.1 Permanent virtual circuit (PVC) and Virtual Path (VP) bandwidth charges. PVC and VP charges are based on the class of service (CoS) and bandwidth selected. Bandwidth charges are stated in Committed Information Rates (CIR) or Megabit per second (Mbps) increments for one-way, or Simplex PVCs. CIR increments are available in 1Meg increments up to 40Mbps for DS3 ports, 5 Meg increments up to 150 Mpbs for OC3 ports and 25 Meg increments up to 600 Mbps for OC12 ports. Two Classes of Service are offered; Constant Bit Rate (CBR) and Variable Bit Rate non real time (VBRnrt). Monthly recurring charges for port, PVCs and VPs are as follows:

2.1.1    ATM SERVICES

PRICING

ATM Transport includes both Recurring and Non-Recurring charges and discounts based on term and monthly revenue commitment.

RECURRING CHARGES

ATM pricing is based on flat monthly fee assessed per node, which includes a flat port charge based on the port connection speed, a charge for each PVCs CIR going out from the port, and local access. ATM Transport Service is priced simplex, meaning that a PVCs CIR is priced for both the ingress and egress CIR.

CIRS INCREMENTS ARE AVAILABLE IN 1MEG INCREMENTS UP TO 40MBPS FOR DS3 PORTS, 5 MEG INCREMENTS UP TO 150 MPBS FOR OC3 PORTS AND 25 MEG INCREMENTS UP TO 600 MBPS FOR OC12 PORTS (OC12 IS ICB ONLY).


                                                                <?>
                   <?>           <?>                  <?>               <?>                  <?>
                                 20-29                [***]             VBRnrt               [***]
                                 30-40                [***]             VBRnrt               [***]
                    OC3          5-20                 [***]             VBRnrt               [***]
                                 25-35                [***]             VBRnrt               [***]
                                 40-55                [***]             VBRnrt               [***]
                                 60-75                [***]             VBRnrt               [***]
                                 80-95                [***]             VBRnrt               [***]
                                 100-120              [***]             VBRnrt               [***]
                                 125-150              [***]             VBRnrt               [***]

                    DS3          1-9                  [***]             CBR                  [***]
                                 10-19                [***]             CBR                  [***]
                                 20-29                [***]             CBR                  [***]
                                 30-40                [***]             CBR                  [***]
                    OC3          5-20                 [***]             CBR                  [***]
                                 25-35                [***]             CBR                  [***]
                                 40-55                [***]             CBR                  [***]
                                 60-75                [***]             CBR                  [***]
                                 80-95                [***]             CBR                  [***]
                                 100-120              [***]             CBR                  [***]
                                 125-150              [***]             CBR                  [***]


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

NON RECURRING CHARGES

Non-recurring charges include installation, configuration changes, cancellation, order change that may be incurred for the Port or PVC.


                                           <?>
                   <?>                                           <?>
                   Installation

                   45Mb Port                                     [***]
                   155Mb Port                                    [***]
                   622Mb Port                                    [***]
                   per PVC                                       [***]

                   Ancillary

                   Configuration Changes                         [***]
                   Cancellation                                  [***]
                   PVC Order Change                              [***]
                   Port Order Change                             [***]


DISCOUNT STRUCTURE

Contributing Williams Network ATM Service charges include recurring port and PVC charges. The discount structure is based on the monthly revenue commitment (contributing charges) and the stated length of the contract established.

Discount Structure


Monthly          1 Year            2 Year          3 Year           4 Year            5 Year
Revenue
$   0               0%               0%               0%               0%               0%

[***]              12%              14%              18%              22%              27%

[***]              14%              16%              20%              24%              29%

[***]              16%              18%              22%              26%              31%

[***]              18%              20%              24%              28%              33%

[***]              20%              22%              26%              30%              35%


PARENT/SUBSIDIARY RELATIONSHIPS. If parent/subsidiary billing is provided, all subsidiaries will contribute toward the overall commitment. The same discount, based on the revenue commitment will apply for all subsidiary accounts.

CROSS PRODUCT DISCOUNTING. Revenue commitment levels are transferable to any of the products in the product suite. For example, a private line revenue commitment of $50,000 for 1 Year term can be used to determine the discount applied for ATM services for the same term ($50,000 1 Year commitment would equate to a.14% discount).

2.1.2    Non-recurring PVC and VP charges:  Installation: -[***]

2.1.3                                       Configuration Changes -[***]

2.1.4                                       Cancellation Charge -[***]


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         For on-net, IXC Services, installation and non-recurrning charges shall be waived by Seller at the time of order. Should an individual on-net, IXC circuit cancel prior to the eighteen month anniversary of its installation, Seller will back bill Customer the full installation and non-recurring amount fo?? circuit.

         Configuration charges are applied when the parameters of Virtual Channels (VCs) are changed.

         Cancellation Charges apply when a PVC has been ordered and needs to be canceled.

2.2 Ports. Port charges are based on port speed connections selected. Options currently are DS3, OC3 and OC12. Port charges are as follows:

2.2.1    Non-recurring charges:      DS3 Port Installation -[***]

                                     OC3 Port Installation -[***]

                                     OC12 Port Installation -[***]

                                     Port Order Change Charge: -[***]

                                     Port Cancellation Charge:  -[***]

         Port Order Change Charges apply when the customer requests to change the port size ordered. If the Port has been installed and accepted, the customer will be charged for a new port installation.

         Port Cancellation Charges apply when a port has been ordered (does not apply for ports installed and accepted) and needs to be canceled.

2.3      Local Address Charges. [***]

3. OFF-NET SERVICES PRICING: All services provided to Customer which are not on network facilities owned by Williams will be priced on an individual case basis at the time Customer requests such service.

4.       OUTAGE CREDITS:

4.1 Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time when a Service or Services are "UNAVAILABLE" (as defined in the Specifications) for a continuous period of two (2) hours (hereafter an "OUTAGE"). An Outage shall begin upon recognition by Williams that the Service is interrupted. In the event of an Outage, Customer shall be entitled to a credit (the "OUTAGE CREDIT") in the amount of ten percent (10%) of the monthly Port, PVC and/or usage charges (as stated on the applicable Service Order) regardless of the length of such Outage.

4.2      Customer shall not receive an Outage Credit if the interruptions are
         (a) of a duration of less than tw??


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         consecutive hours, (b) caused by the negligence or willful misconduct of Customer or others authorized by Customer to use the services under this Agreement, (c) due to the failure of power, facilities, equipment, systems or connection not provided by Seller, (d) caused by the failure of access to Seller's fiber optic network, (e) resultant from scheduled maintenance where Customer has been notified of scheduled maintenance in advance, (f) due to a Force Majeure event as defined in Section 8.5 of the CSA.

4.3 All Outage Credits shall be credited on the next monthly invoice for the affected Service.

4.4 The Outage Credit described in this Section 4 of this ATMSS shall be the sole and exclusive remedy of Customer in the event of any Outage, and under no circumstance shall an outage be deemed a Default under this Agreement.




SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the parties hereto have executed this Asynchronous Transfer Mode Service Schedule as of the day and year first above written.



UNIVERSAL ACCESS, INC.                    WILLIAMS COMMUNICATIONS, INC:

/s/ Signature Illegible                   /s/ Signature Illegible
Signature of Authorized                   Signature of Authorized
Representative                            Representative

Robert J. Pommer                          Gordon C. Martin
--------------------------------          --------------------------------
Printed Name                              Printed Name

Chief Operating Officer                   Vice President, Sales, Marketing
--------------------------------          --------------------------------
Title                                     Title

               Williams Network Asynchronous Transfer Mode Service

                            Technical Specifications



1.0 Definition. Williams Network technical specifications are stated as an objective that the ATM network will perform in accordance with prevailing telecommunications industry standards. Williams Network will use reasonable efforts to remedy delays, interruptions, omissions or mistakes within the ATM network.

1.1 Performance Objectives. All service provided under the Williams Network Asynchronous Transfer Mode Service are measured using two variables:
         Network availability and Mean-time-to-repair.

1.2 Network Availability is a measurement of actual service time to stated service time. Network Availability objective: -99.99%

1.3 MTTR is the average time required to restore service and resume availability and is stated in terms of equipment and cable outages. The time is measured from the moment the outage is reported until the service is available and applies specifically to equipment outages or failures.

         MTTR objective:      -2 Hours (Equipment)

                              -6 Hours (First Fibers on Cable)

1.4 Calculation. Williams Network calculates network availability on customer action requests. The customer must notify Williams Network Customer Care Department and initiate an action request to determine if service level variables 1.2 & 1.3 were met.

Schedule B

                      Williams Network Private Line Service

                               SERVICES & PRICING



This Private Line Service Schedule ("PLSS") is made as of this_21st __ day of
___ May ________, 1998, and is subject to that Carrier Services Agreement No.
____________ (the "CSA") by and between Williams Communications, Inc. d/b/a Williams Network Services, a Delaware corporation ("Williams"), and Universal Access, Inc., an _ Illinois _ corporation ("Customer").

1. Description: Williams Network Private Line Service (the "Private Line Service" or "Service") provides domestic DS-3 and optical SONET (OC-N) circuits which are specifically dedicated to Customer's use between two
         (2) points specified by the Parties in a Service Order and meeting the technical requirements defined in the "Technical Specifications for Private Line Service" attached hereto.

2. RATES & CHARGES: Williams Network Private Line Service has three basic rate elements; IXC Charges, Local Access Charges, and Non-recurring Charges.

2.1 IXC. DS-3 and OC-3 Services will be provided at the following rates for on-net services only:



TIME FRAME                 MONTHLY COMMITMENT          DS3                OC3                OC12
YEAR 1                             [***]              [***]              [***]              [***]
YEAR 2 OR AS ACHIEVED              [***]              [***]              [***]              [***]
YEAR 3 OR AS ACHIEVED              [***]              [***]              [***]              [***]
YEAR 4 OR AS ACHIEVED              [***]              [***]              [***]              [***]
YEAR 5 OR AS ACHIEVED              [***]              [***]              [***]              [***]


         Monthly minimum charges for Private Line Service:
         DS3s - [***]
         OC3s - [***]
         OC12s - [***]
         OC48s - [***]

         All other IXC rates will be determined on an individual case basis and will be set forth on the Service Order.

2.2      Local Access Charges. [***]

2.3      Non-recurring charges:

         DS-3       OC-3       OC-3C       OC-12       OC-12C       OC-48

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Installation           [***]             [***]             [***]             [***]             [***]             [***]
Additional
Installation/          [***]/hr.         [***]/hr.         [***]/hr.         [***]/hr.         [***]/hr.         [***]/hr.
Maintenance/
Engineering
After hours            [***]/hr.         [***]/hr.         [***]/hr.         [***]/hr.         [***]/hr.         [***]/hr.
Local Loop
Billing                [***]             [***]             [***]             [***]             [***]             [***]
Administration

[***] Additional Installation charges shall apply when Williams is required to install equipment other than that normally required to provide the service or when Customer requests special equipment. The above non-recurring charges are subject to change, upon thirty (30) days prior written notice from Williams to Customer.

3.       TERM OF SERVICES:

3.1 Upon acceptance of a Service Order, Williams shall confirm Customer's requested Start Date, or inform Customer of the estimated date for the delivery of each service. Williams shall use reasonable efforts to install each such service on or before the Start Date, but the inability of Williams to deliver a facility by such date shall not be a Default under this Agreement. If Williams fails to make any facility available within thirty (30) days after the Start Date, Customer's sole remedy shall be to cancel the Service Order which pertains to such Service by ten (10) calendar days prior written notice to Williams.

3.2 The effective date of each service (the "Service Effective Date") shall begin on the date on which Customer accepts delivery of such Service. If Customer fails to give written notice that the Service is in material non-compliance with the applicable technical specifications, as modified from time to time by Williams (the "Specifications") within fifteen (15) business days after notification to Customer by Williams that the Service is available, Customer shall be deemed to have accepted such Service, and the Service Effective Date shall commence as of the fifteenth (15th) business day following such notification by Williams. Following notice by Customer of material non-compliance as set forth above, Williams shall promptly take such reasonable action as is necessary to correct any such non-compliance in the Service and shall, upon correction, notify Customer of a new Service Effective Date.

4.       CHANGE OF SERVICES:

4.1 Change of Service Date. If Customer desires to change the date on which Customer has requested that Service be available, Customer may be charged a Change of Service Date Charge. Such charge will not apply to Customer's first change request, as long as such request is made within fifteen (15) business days prior to the original Requested Service Date. If Customer makes a second change, or such change is requested after fifteen (15) days prior to the original Requested Service Date, Customer will be charged Williams' then applicable Change of Service Date Charge. Customer will also be charged for any charges incurred by Williams from third party providers as a result of Customer's request for Change of Service Date.

4.2 Change of Service Order. If Customer requests a modification to the information contained in a Service Order (other than a Change of Service Date) prior to completion of installation of the Service, Customer will incur a Change of Service Order Charge. No charge will be incurred if the change is to the IXC part of the Service Order and is administrative in nature (i.e. billing address, contact information, etc.). A charge will be incurred if the administrative change relates to Local Access for which Williams is acting as agent.

         Change of Service Order charges will be lower if the Customer requests such change within five (5) business days after a Service Order has been accepted by Williams ("pre-engineering") and will be higher if such change is received after that time ("post-engineering"). Any expedited order will be considered to be in the post-engineering stage two (2) business days after the Service Order is accepted by Williams.

         *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

4.3 Change of Service Charges. If Customer requests a change to Services after such Services have been installed, Customer will incur a Change of Service Charge. If such Change of Service is administrative in nature, Customer will not incur a charge, unless such administrative change applies to Local Access services which have been ordered by Williams as agent for Customer. In addition to the Change of Service Charge, Customer will be responsible for any charges due to re-engineering which is required as a result of Customer's request for Change of Service.

5. OFF-NET SERVICES PRICING: All services provided to Customer which are not on network facilities owned by Williams will be priced on an individual case basis at the time Customer requests such service.

6.       OUTAGE CREDITS:

6.1 Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time when a Service or Services are "UNAVAILABLE" (as defined in the Specifications) for a continuous period of two (2) hours (hereafter an "OUTAGE"). An Outage shall begin upon recognition by Williams that the Service is interrupted. In the event of an Outage, Customer shall be entitled to a credit (the "OUTAGE CREDIT") at the rate of 1/720 of the monthly recurring charge for the IXC portion of the circuit for each hour in excess of the first two (2) consecutive hours that the affected service fails to conform to the Specifications.

6.2      Customer shall not receive an Outage Credit if the interruptions are
         (a) of a duration of less than two (2) consecutive hours, (b) caused by the negligence or willful misconduct of Customer or others authorized by Customer to use the services under this Agreement, (c) due to the failure of power, facilities, equipment, systems or connection not provided by Seller, (d) caused by the failure of access to Seller's fiber optic network, (e) resultant from scheduled maintenance where Customer has been notified of scheduled maintenance in advance, (f) due to a Force Majeure event as defined in Section 8.4 of the CSA.

6.3 All Outage Credits shall be credited on the next monthly invoice for the affected Service.

6.4 The Outage Credit described in this Section 6 of this PLSS shall be the sole and exclusive remedy of Customer in the event of any Outage, and under no circumstance shall an outage be deemed a Default under this Agreement.

VILLIAM'S


                                                                         3/18/98



SCHEDULE C

TIER 1 CITY LIST (TO BE UPDATED AS NEEDED)



CITY LOCATION                                PROJECTED IN-SERVICE DATE
----------------------------------------------------------------------
ALBANY, NY                                           12/98
ATLANTA, GA                                           8/98
BATON ROUGE, LA                                      10/98
BOISE, ID                                             3/99
BIRMINGHAM, AL                                       10/98
BUFFALO, NY                                          12/98
CHARLOTTE, NC                                        10/98
CHICAGO, IL                                           6/98
CINCINNATI, OH                                        4/99
CLEVELAND, OH                                         9/98
COLORADO SPRINGS, CO                                 11/98
COLUMBUS, OH                                          3/99
DALLAS, TX                                            6/98
DAYTON, OH                                            2/99
DAYTONA BEACH, FL                                    12/98
FT. LAUDERDALE, FL                                   12/98
FORT MEYERS, FL                                       4/99
GREENSBORO, NC                                        9/98
HOUSTON, TX                                          10/98
INDIANAPOLIS, IN                                      8/98
JACKSON, MS                                          10/98
JACKSONVILLE, FL                                     12/98
KANSAS CITY, MO                                      10/98
LAS VEGAS, NV                                         8/98
LAS ANGELES, CA                                       8/98
MACON, GA                                             1/99
MELBOURNE, FL                                        12/98
MIAMI, FL                                            12/98
NEW ORLEANS, LA                                      10/98
NEW YORK, NY                                         10/98
OKLAHOMA CITY, OK                                    11/98
ORLANDO, FL                                           1/99
PHOENIX, AZ                                           1/99
PORTLAND, OR                                          3/99
RALEIGH, NC                                           9/98
RICHMOND, VA                                         10/98
ROCHESTER, NY                                        12/98
SPARTANBURG, SC                                       8/98
ST. LOUIS, MO                                         8/98

SYRACUSE, NY                                          2/99
TAMPA, FL                                             1/99
TULSA, OK                                             6/98
TUCSON, AZ                                            3/99
WASHINGTON, DC                                        8/98
WEST PALM BEACH, FL                                  12/98


NEAR FUTURE TIER 1 CITIES



CITY LOCATION                               PROJECTED IN-SERVICE DATE
---------------------------------------------------------------------
BALTIMORE, MD                                         5/99
EL PASO, TX                                           6/99
NEWARK, NJ                                            5/99
PHILADELPHIA, PA                                      5/99



SIGNATURE PAGES TO FOLLOW

IN WITNESS WHEREOF, the parties hereto have executed this Private Line Service Schedule as of the day and year first above written.

UNIVERSAL ACCESS, INC.:                   WILLIAMS COMMUNICATIONS, INC:

/s/ ROBERT J. POMMER                      /s/ GORDON C. MARTIN
Signature of Authorized                   Signature of Authorized
Representative                            Representative

Robert J. Pommer                          Gordon C. Martin
Printed Name                              Printed Name

Chief Operating Officer                   Vice President, Sales & Marketing
--------------------------------          --------------------------------
Title                                     Title

                TECHNICAL SPECIFICATIONS FOR PRIVATE LINE SERVICE



1.0      Interconnection Specifications

1.1 DS-3. DS-3 service is provided in accordance with ANSI Standard T1.102 (formerly AT&T Compatibility Bulletin 119) and Technical Reference 54014'4. DS-3 Service operates at 44.736 Mbps.

1.2 Optical SONET Services (OC-N). Optical SONET Services are provided in accordance with ANSI Standard T1.105. OC-3 Service operates at 155.520 Mbps and is configured with 3 separate STS-1 signaling paths. OC-3C Service operates at 155.520 Mbps and is configured with 1 STS-3C signaling path (or 3 concatenated STS-1 signaling paths). OC-12 Service operates at 622.080 Mbps with 12 separate STS-1 signaling paths. OC-12C Service operates at 622.080 Mbps with 1 STS-12C signaling path (or 4 separate STS-3C signaling paths). OC-48 Service operates at 9953.280 Mbps and is configured with 48 separate STS-1 signaling paths.

2.0      Quality Standards

2.1 General. DS-3 and Optical SONET Service standards apply on a one-way basis between the Customer Premises Network Interface Points ("CPNIP") which are connected to Local Access between which DS-3 and Optical SONET Interexchange Service is provided (CPNIP to CPNIP or End-to-End) and exclude nonperformance due to force majeure or planned interruptions for necessary maintenance purposes. The actual end-to-end availability and performance of DS-3 and Optical SONET Service may be affected by the Customer provided equipment, dependent upon the type and quality of Customer equipment used. (Customer provided Local Access may not meet these specifications.)

2.2 Availability. Availability is a measurement of the percent of total time that service is operative when measured over a 365 consecutive day (8760 hour) period. DS-3 and Optical SONET Service is considered inoperative when there has been a loss of signal or when two consecutive 15 second loop-back tests confirm the observation of any severely errored seconds or a bit error rate equal to or worse than 1 x 10-3. The Local Access availability standards for DS-3 and Optical SONET Services are established by the Local Access Provider. For Services on the Williams network, availability shall be 99.99% from point-of-presence ("POP") to POP measured over a one year period. For Services not on the Williams network, the off-net provider will establish availability. For multi-media services, availability will be the same as established by WorldCom, Inc.

2.3 Performance (% Error Free Seconds, while Available). Performance is noted in Error Free Seconds (EFS) which are a measure of the percentage of total seconds when measured over a consecutive 24 hour period that do not contain bit errors. Performance shall be measured on a one-way basis using a Pseudo Random Bit Sequence test pattern as defined in CCITT Recommendation 0.151. The Error Free Seconds standards for the Local Access for DS-3 and Optical SONET Service is established by the Local Access Provider. For Services on the Williams network, Error Free Seconds shall be 99.5% from POP to POP measured over a monthly period. For Services not on the Williams network, the off-net provider will establish Error Free Seconds. For multi-media services, Error Free Seconds will be as defined by WorldCom, Inc.

3.0      Maintenance

         Repair efforts will be undertaken upon notification of trouble by internal network surveillance and network surveillance and performance systems or by notification of trouble and release of all or part of the DS-3 or Optical SONET Service by the Customer for testing.

                  * Mean Time to Restore (MTTR) is the average time required to restore service and resume availability and is stated in terms of equipment and cable outages. The time is measured from the moment the outage is reported until the service is available and applies specifically to equipment outages or failures.

                  *        MTTR objective:    -2 Hours (Equipment)
                                              -6 Hours (Equipment)

4.0 Calculation. Williams Network calculates network availability on customer action requests. The customer must notify Williams Network customer Care Department and initiate an action request to determine if service level variables 1.2 & 1.3 were met.



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